                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4A

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest             Principal            Total
-------------------------------------------------------------------------------------------------------------------------------
A                         650,000,000.00        321,403,249.23           637,369.44         9,342,232.94          9,979,602.38
A Certificate                          -                     -         1,194,872.21                    -          1,194,872.21

Totals                    650,000,000.00        321,403,249.23         1,832,241.65         9,342,232.94         11,174,474.59

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
-------------------------------------------------------------------------------------------------------------------------------
A                         -                     -                      312,061,016.29       2.550000%            2.600000%
A Certificate             -                     -                                   -              NA                   NA

Totals                    -                     -                      312,061,016.29

                                           Prior                                                                        Current
                                           Principal                                                                    Principal
Class                     CUSIP            Balance             Interest            Principal            Total           Balance
----------------------------------------------------------------------------------------------------------------------------------
A                         00755WGC4        494.466537          0.980568            14.372666            15.353234       480.093871
A Certificate                                0.000000          1.838265             0.000000             1.838265         0.000000

Delinquent Loan Information:

                                                                               90+ Days            Loans                Loans
                                       30-59                60-89              excldg f/c,REO      in                   in
                                       Days                 Days               & Bkrptcy           Bankruptcy           REO
------------------------------------------------------------------------------------------------------------------------------------
Trust A        Principal Balance       9,043,130.73         1,761,643.05       1,015,181.55        13,739,725.77        4,259,970.68
               % of Pool Balance           2.68496%             0.52304%           0.30141%             4.07940%            1.26481%
               Number of Loans                  165                   35                 22                  228                  76
               % of Loans                  2.90698%             0.61663%           0.38760%             4.01691%            1.33897%

                                     Loans
                                     in
                                     Foreclosure
--------------------------------------------------
Trust A        Principal Balance     12,800,293.24
               % of Pool Balance          3.80048%
               Number of Loans                 215
               % of Loans                 3.78788%

General Mortgage Loan Information:
                                                                                                                        Trust A
                                                                                                                     --------------
Beginning Aggregate Mortgage Loan Balance                                                                            346,149,469.03
Prefunding                                                                                                                     0.00
Principal Reduction                                                                                                    9,342,232.94
Ending Aggregate Mortgage Loan Balance                                                                               336,807,236.09

Beginning Aggregate Mortgage Loan Count                                                                                        5807
Ending Aggregate Mortgage Loan Count                                                                                           5676

Current Weighted Average Coupon Rate                                                                                      9.490133%
Next Weighted Average Coupon Rate                                                                                         9.487198%

Mortgage Loan Principal Reduction Information:
                                                                                                                        Trust A
                                                                                                                     --------------
Scheduled Principal                                                                                                      636,939.80
Curtailments                                                                                                              72,440.98
Prepayments                                                                                                            7,752,223.39
Repurchases                                                                                                                    0.00
Substitutions                                                                                                                  0.00
Liquidation Proceeds                                                                                                     880,628.77
Other Principal                                                                                                                0.00

Less: Realized Losses                                                                                                    524,007.92

Total Principal Reduction                                                                                              9,866,240.86

Servicer Information:
                                                                                                                        Trust A
                                                                                                                     --------------
Accrued Servicing Fee for the Current Period                                                                             144,228.95
Less: Amounts to Cover Interest Shortfalls                                                                                 4,028.58
Less: Delinquent Service Fees                                                                                             45,275.66
Collected Servicing Fees for Current Period:                                                                              94,870.71

Advanced Principal                                                                                                              N/A
Advanced Interest                                                                                                        845,164.66

                                           Other              Scheduled            Interest        Available        Available Funds
                     Prepayment            Unscheduled        Principal            Carry           Funds Cap        Cap Carry
                     Principal             Principal          Distribution         Forward         Current          Forward
Class                Distributed           Distributed        Amount               Amount          Amount           Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A              7,752,223.39          953,069.75         8,818,225.02         -               -                -
                                -                   -                    -         -               -                -

Total                7,752,223.39          953,069.75         8,818,225.02         -               -                -


                     Applied
                     Realized Loss
                     Amount
----------------------------------
Class A              -
                     -

Total                -

                                                                  Prior                                                  Current
                          Has a                Remaining          Over-              Accelerated         Extra            Over
                      Trigger Event           Pre-Funded        Collateral            Principal        Principal       Collateral
                         Occurred               Amount            Amount             Distributed      Distributed        Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust A                    NO                    0.00          24,746,219.80          524,007.92         0.00         24,746,219.80


                     Specified               Over-
                       Over-               Collateral
                     Collateral              Deficit
                       Amount                Amount
-----------------------------------------------------
Trust A             24,746,219.80             0.00

Trust A Insured Payment                                                                                               0.00
Pool Rolling six month delinquency rate                                                                           5.191055
Pool Cumulative Realized Losses                                                                              16,086,415.77
Book Value of REO loans                                                                                       5,476,976.16
Cumulative Number of Mortgage loans repurchased to date                                                                 11
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                     61,543.58
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                 0.00
Unremibursed Delinquent/Servicing Advances still Outstanding                                                          0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                            1,846,983.24

Principal Collected:                                                                   8,461,604.17

Insurance Proceeds Received:                                                                   0.00

Net Liquidation Proceeds:                                                                356,620.85

Delinquency Advances on Mortgage Interest:                                               845,164.66

Delinquency Advances on Mortgage Principal                                                       NA

Repurchase and Substitution Amounts:                                                           0.00

Trust Termination Proceeds:                                                                    0.00

Investment Earnings on Note Account:                                                       1,764.47

Capitalized Interest Requirement:                                                              0.00

Capitalized Interest Fund Earnings                                                             0.00

Capitalized Interest Account                                                                   0.00

Investment Earnings on Pre-Funding Account                                                     0.00

Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                              -

Sum of the Above Amounts:                                                                             11,512,137.39

LESS:

Servicing Fees (including PPIS):                                                          98,953.29

Non Recoverable Advance                                                                    8,588.82

Indenture Trustee Fees:                                                                    2,019.21

Owner Trustee Fees:                                                                          277.78

Insurance Premiums:                                                                       34,818.69

Reimbursement of Delinquency Advances/Servicing Advances                                  61,543.58

Trust A Crossover Amount                                                                 131,461.43

Total Reductions to Available Funds Amount:                                                              337,662.80

Total Available Funds:                                                                                                11,174,474.59

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4B

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest           Principal           Total
------------------------------------------------------------------------------------------------------------------------------
B                         350,000,000.00        164,597,592.10         326,451.89         5,087,022.41         5,413,474.30
B Certificate                          -                     -         425,761.92                    -           425,761.92

Totals                    350,000,000.00        164,597,592.10         752,213.81         5,087,022.41         5,839,236.22

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
------------------------------------------------------------------------------------------------------------------------------
B                         -                     -                      159,510,569.69       2.550000%            2.600000%
B Certificate             -                     -                                   -              NA                   NA

Totals                    -                     -                      159,510,569.69

                                            Prior                                                                        Current
                                            Principal                                                                    Principal
Class                     CUSIP             Balance              Interest           Principal            Total           Balance
-----------------------------------------------------------------------------------------------------------------------------------
B                         00755WGD2         470.278835           0.932720           14.534350            15.467070       455.744485
B Certificate                                 0.000000           0.655018            0.000000             0.655018         0.000000

Delinquent Loan Information:

                                                                              90+ Days           Loans               Loans
                                    30-59                60-89                excldg f/c,REO     in                  in
                                    Days                 Days                 & Bkrptcy          Bankruptcy          REO
------------------------------------------------------------------------------------------------------------------------------------
Trust B       Principal Balance     5,310,260.99         1,253,666.00         227,466.93         9,121,542.89        2,436,818.32
              % of Pool Balance         3.07244%             7.25350%           0.13161%             5.27759%            1.40991%
              Number of Loans                 83                   17                  4                  140                  36
              % of Loans                3.41002%             0.69844%           0.16434%             5.75185%            1.47905%

                                    Loans
                                    in
                                    Foreclosure
------------------------------------------------
Trust B       Principal Balance     7,091,214.65
              % of Pool Balance         4.10287%
              Number of Loans                121
              % of Loans                4.97124%

General Mortgage Loan Information:
                                                                                                                       Trust B
                                                                                                                    --------------
Beginning Aggregate Mortgage Loan Balance                                                                           177,922,465.20
Subsequent Mortgage Loans Added This Period                                                                                   0.00
Principal Reduction                                                                                                   5,087,022.41
Ending Aggregate Mortgage Loan Balance                                                                              172,835,442.79

Beginning Aggregate Mortgage Loan Count                                                                                      2,502
Ending Aggregate Mortgage Loan Count                                                                                         2,434

Current Weighted Average Coupon Rate                                                                                     9.492117%
Next Weighted Average Coupon Rate                                                                                        9.490742%

Mortgage Loan Principal Reduction Information:
                                                                                                                       Trust B
                                                                                                                    --------------
Scheduled Principal                                                                                                     250,168.72
Curtailments                                                                                                             17,267.25
Prepayments                                                                                                           4,244,320.60
Repurchases                                                                                                                   0.00
Substitutions                                                                                                                 0.00
Liquidation Proceeds                                                                                                    575,265.84
Other Principal                                                                                                               0.00

Less: Realized Losses                                                                                                   459,021.37

Total Principal Reduction                                                                                             5,546,043.78

Servicer Information:
                                                                                                                       Trust B
                                                                                                                    --------------
Accrued Servicing Fee for the Current Period                                                                             74,134.36
Less: Amounts to Cover Interest Shortfalls                                                                                1,228.27
Less: Delinquent Service Fees                                                                                            25,088.67
Collected Servicing Fees for Current Period:                                                                             47,817.42

Advanced Principal                                                                                                             N/A
Advanced Interest                                                                                                       473,150.53

                                        Other                 Scheduled            Interest         Available        Available Funds
                  Prepayment            Unscheduled           Principal            Carry            Funds Cap        Cap Carry
                  Principal             Principal             Distribution         Forward          Current          Forward
Class             Distributed           Distributed           Amount               Amount           Amount           Amount
------------------------------------------------------------------------------------------------------------------------------------
Class B           4,244,320.60          592,533.09            4,628,001.04         -                -                -
                             -                                           -         -                -                -

Total             4,244,320.60          592,533.09            4,628,001.04         -                -                -


                  Unpaid
                  Realized Loss
                  Amount
-------------------------------
Class B           -
                  -

                        Has a             Remaining           Over-              Accelerated             Extra             Over
                    Trigger Event        Pre-Funded         Collateral            Principal            Principal        Collateral
                       Occurred            Amount             Amount             Distributed          Distributed         Amount
------------------------------------------------------------------------------------------------------------------------------------
Trust B                  NO                 0.00           13,324,873.10          459,021.37              0.00         13,324,873.10

                   Specified               Over-
                     Over-               Collateral
                   Collateral              Deficit
                     Amount                Amount
---------------------------------------------------
Trust B          13,324,873.10             0.00

Trust B Insured Payment                                                                                                   0.00
Pool Rolling six month delinquency rate                                                                                5.13712
Pool Cumulative Realized Losses                                                                                  10,201,081.41
Book Value of REO loans                                                                                           3,050,083.84
Cumulative Number of Mortgage loans repurchased to date                                                                      8
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                         48,762.24
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                     0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                              0.00

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                               909,144.86

Principal Collected:                                                                    4,511,756.57

Insurance Proceeds Received:                                                                    0.00

Net Liquidation Proceeds:                                                                 116,244.47

Delinquency Advances on Mortgage Interest:                                                473,150.53

Delinquency Advances on Mortgage Principal                                                        NA

Repurchase and Substitution Amounts:                                                            0.00

Trust Termination Proceeds:                                                                     0.00

Investment Earnings on Note Account:                                                          919.02

Capitalized Interest Requirement:                                                               0.00

Capitalized Interest Account  Earnings                                                          0.00

Capitalized Interest Account                                                                    0.00

Reversal of Realized Loss Amount                                                                0.00

Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                            0.00

Sum of the Above Amounts:                                                                             6,011,215.45

LESS:

Servicing Fees (including PPIS):                                                           49,045.69

Non-Recoverable Advance                                                                     5,373.77

Indenture Trustee Fees:                                                                     1,037.88

Owner Trustee Fees:                                                                           277.78

Insurance Premiums:                                                                        17,831.41

Reimbursement of Delinquency Advances/Servicing Advances                                   48,762.24

Trust B Crossover                                                                          49,650.46

Total Reductions to Available Funds Amount:                                                             171,979.23

Total Available Funds:                                                                                               5,839,236.22

                                    EXHIBIT 1

                       ADVANTA Mortgage Loan Trust 1998-4C

                         Statement to Certificateholders

                          Original              Prior
                          Face                  Principal
Class                     Value                 Balance                Interest            Principal            Total
----------------------------------------------------------------------------------------------------------------------------
C                         100,000,000.00        32,048,460.24          59,823.79           1,763,210.43         1,823,034.22
C Certificate                          -                    -                  -                      -                    -

Totals                    100,000,000.00        32,048,460.24          59,823.79           1,763,210.43         1,823,034.22

                                                                       Current              Pass-Through
                          Realized              Deferred               Principal            Rates
Class                     Losses                Interest               Balance              Current              Next
-----------------------------------------------------------------------------------------------------------------------------
C                         -                     -                      30,285,249.81        2.400000%            2.450000%
C Certificate             -                     -                                  -               NA                   NA

Totals                    -                     -                      30,285,249.81

                                            Prior                                                                        Current
                                            Principal                                                                    Principal
Class                     CUSIP             Balance             Interest         Principal            Total              Balance
------------------------------------------------------------------------------------------------------------------------------------
C                         00755WGE0         320.484602          0.598238         17.632104            18.230342          302.852498
C Certificate                                 0.000000          0.000000          0.000000             0.000000            0.000000

Delinquent Loan Information:

                                                                                90+ Days             Loans              Loans
                                     30-59                 60-89                excldg f/c,REO       in                 in
                                     Days                  Days                 & Bkrptcy            Bankruptcy         REO
------------------------------------------------------------------------------------------------------------------------------------
Trust C        Principal Balance     793,806.98            66,349.91                0.00             2,981,046.27       723,882.83
               % of Pool Balance       2.33916%             0.19552%            0.00000%                 8.78444%         2.13311%
               Number of Loans                9                    1                   0                       33               10
               % of Loans              2.16867%             0.24096%            0.00000%                 7.95181%         2.40964%

                                     Loans
                                     in
                                     Foreclosure
-------------------------------------------------
Trust C        Principal Balance     2,904,591.94
               % of Pool Balance         8.55915%
               Number of Loans                 36
               % of Loans                8.67470%

General Mortgage Loan Information:
                                                                                                                    Trust C
                                                                                                                 -------------
Beginning Aggregate Mortgage Loan Balance                                                                        35,513,940.45
Prefunding                                                                                                                 N/A
Principal Reduction                                                                                               1,578,414.75
Ending Aggregate Mortgage Loan Balance                                                                           33,935,525.70

Beginning Aggregate Mortgage Loan Count                                                                                    431
Ending Aggregate Mortgage Loan Count                                                                                       415

Current Weighted Average Coupon Rate                                                                                 9.779633%
Next Weighted Average Coupon Rate                                                                                    9.778441%

Mortgage Loan Principal Reduction Information:
                                                                                                                    Trust C
                                                                                                                 -------------
Scheduled Principal                                                                                                  18,935.90
Curtailments                                                                                                         95,996.04
Prepayments                                                                                                       1,171,830.44
Repurchases                                                                                                               0.00
Substitutions                                                                                                             0.00
Liquidation Proceeds                                                                                                291,652.37
Other Principal                                                                                                           0.00

Less: Realized Losses                                                                                               206,599.27

Total Principal Reduction                                                                                         1,785,014.02

Servicer Information:
                                                                                                                    Trust C
                                                                                                                 -------------
Accrued Servicing Fee for the Current Period                                                                         14,797.48
Less: Amounts to Cover Interest Shortfalls                                                                               12.56
Less: Delinquent Service Fees                                                                                         5,942.45
Collected Servicing Fees for Current Period:                                                                          8,842.47

Advanced Principal                                                                                                         N/A
Advanced Interest                                                                                                   110,788.26

                                          Other              Scheduled            Interest        Available        Available Funds
                    Prepayment            Unscheduled        Principal            Carry           Funds Cap        Cap Carry
                    Principal             Principal          Distribution         Forward         Current          Forward
Class               Distributed           Distributed        Amount               Amount          Amount           Amount
------------------------------------------------------------------------------------------------------------------------------------
Class C             1,171,830.44          387,648.41         1,371,815.48         -               -                -
                               -                   -                    -         -               -                -

                    Unpaid
                    Realized Loss
                    Amount
---------------------------------
Class C             -
                    -
                                                Prior                                                         Current
                       Has a                    Over-              Accelerated            Amounts              Over
                   Trigger Event              Collateral            Principal          From Reserve         Collateral
                      Occurred                  Amount             Distributed             Fund               Amount
-------------------------------------------------------------------------------------------------------------------------
Trust C                 NO                   3,465,480.21          210,283.06           181,111.89         3,650,275.89


                     Specified               Over-
                       Over-               Collateral
                     Collateral              Deficit
                       Amount                Amount
-----------------------------------------------------
Trust C            3,650,275.89              0.00

Trust C Insured Payment                                                                                                0.00
Pool Rolling six month delinquency rate                                                                            9.681005
Pool Cumulative Realized Losses                                                                                2,609,632.13
Book Value of REO loans                                                                                          929,008.94
Cumulative Number of Mortgage loans repurchased to date                                                                   3
Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                           0.00
Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                  0.00
Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                       4,310.51

TOTAL AVAILABLE FUNDS:
Current Interest Collected:                                                              172,697.05

Principal Collected:                                                                    ,286,762.38

Insurance Proceeds Received:                                                                      -

Net Liquidation Proceeds:                                                                 85,053.10

Delinquency Advances on Mortgage Interest:                                               110,788.26

Delinquency Advances on Mortgage Principal                                                       NA

Repurchase and Substitution Amounts:                                                           0.00

Trust Termination Proceeds:                                                                    0.00

Investment Earnings on Note Account:                                                         255.42

Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                              -

Trust A & B Crossover Amount                                                             181,111.89

Sum of the Above Amounts:                                                                             1,836,668.10

LESS:

Servicing Fees (including PPIS):                                                           8,855.03

Non-Recoverable Advance                                                                      154.32

Indenture Trustee Fees:                                                                      207.16

Owner Trustee Fees:                                                                          277.78

Insurance Premiums:                                                                        4,139.59

Reimbursement of Delinquency Advances/Servicing Advances                                          -

Total Reductions to Available Funds Amount:                                                              13,633.88

Total Available Funds:                                                                                               1,823,034.22